PURCHASE MONEY SECURITY AGREEMENT


     THIS PURCHASE MONEY SECURITY AGREEMENT is entered into as of the 20th day of September, 2001 by and between TAG-IT PACIFIC, INC., a Delaware corporation ("Pacific"), and TAG-IT DE MEXICO S.A. DE C.V., a Mexican corporation ("Mexico") (Pacific and Mexico are referred to collectively as the "Debtor"), on the one hand; and COATS AMERICAN, INC., a New Jersey corporation ("Coats"), and HILOS TIMON S.A. DE C.V., a Mexican corporation ("Timon") (Coats and Timon are referred to collectively as the "Secured Party"), on the other hand.

                                    RECITALS:

     A. Coats and Pacific are parties to a Supply Agreement dated as of September 20, 2001 (the "Supply Agreement"), pursuant to which Pacific and its affiliates (including without limitation Mexico) are to purchase thread products from Coats and its affiliates (including without limitation Timon).

     B. Pursuant to the Supply Agreement, payment for such thread products is not due until sixty (60) days after the invoice date, and the Secured Party would not have been willing to extend sixty (60) day payment terms, but for this Security Agreement.

     C. Coats' affiliate, Coats North America Consolidated, Inc. ("CNAC"), has agreed to purchase 759,494 shares of newly issued Series C Convertible Preferred stock of Pacific for a purchase price of Three Million Dollars ($3,000,000), and CNAC would not have agreed to such purchase unless Pacific entered into the Supply Agreement and the Debtor entered into this Security Agreement.

     D. In addition to sales of thread products to the Debtor under the Supply Agreement, the Secured Party may, but shall not be obligated to, sell products other than thread products to the Debtor.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Debtor and the Secured Party, the parties hereby agree as follows:

     1. DEFINITIONS.

          (a) Terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Uniform Commercial Code as enacted in the State of North Carolina (the "UCC").

          (b) The term "Inventory" means all goods, merchandise or other personal property of any description hereafter purchased or otherwise acquired by Pacific or Mexico from Coats or Timon, other than goods, merchandise or other personal property of any description located in the United States or Mexico, and (i) held by Pacific or Mexico for sale or to be furnished under a contract of service, or (ii) consist of raw materials, work in process, or materials used or consumed in a business, including without limitation, thread, yarn, thread products, zippers, and trim items purchased or otherwise acquired by Pacific or Mexico from Coats or Timon.

     2. GRANT OF SECURITY INTEREST. To secure (i) the prompt payment to the Secured Party for amounts owed for the purchase of the Inventory, when due in accordance with Section 7 of the Supply Agreement, (ii) any interest now or hereafter due under the Supply Agreement, and (iii) any attorneys' fees or other amounts now or hereafter due under this Security Agreement or the Supply Agreement (collectively, the "Secured Obligations"), Pacific and Mexico each hereby grant to Coats and Timon a purchase money security interest in the Inventory, but not in any accounts constituting proceeds of the Inventory.

     3. REPRESENTATIONS AND WARRANTIES. The Debtor hereby represents and warrants to the Secured Party that, until the later of (i) the expiration or termination of the Supply Agreement, and (ii) the payment in full of the Secured
Obligations:

          The exact legal name of Pacific is Tag-It Pacific, Inc. and the jurisdiction of incorporation of Pacific is Delaware, and the exact legal name of Mexico is Tag-It de Mexico S.A. de C.V. and the jurisdiction of formation of Mexico is the country of Mexico. Neither Pacific nor Mexico has in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth on SCHEDULE 3 hereto. All Inventory will be located solely at the addresses identified on SCHEDULE 3 hereto, unless and until the Secured Party has received thirty (30) days prior written notice of a new location specifying (i) the address of such new location, and (ii) the exact legal name of the owner of the Inventory at such new location.

     4. COVENANTS. The Debtor covenants that, until the later of (i) the expiration or termination of the Supply Agreement, and (ii) the payment in full of the Secured Obligations, the Debtor shall:

          (a) OTHER LIENS. Defend the Inventory against the claims and demands of all other parties claiming an interest therein and keep the Inventory free from all liens.

          (b) PRESERVATION OF COLLATERAL. Keep the Inventory in good order, condition and repair and not use the Inventory in violation of the provisions of this Security Agreement or any other agreement relating to the Inventory or any policy insuring the Inventory or any applicable statute, law, bylaw, rule, regulation or ordinance.

          (c) CHANGES IN CORPORATE STRUCTURE OR LOCATION. Not, without providing 10 days prior written notice to the Secured Party and without filing such amendments to any previously filed financing statements as the Secured Party may require, (a) alter its corporate existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (b) change its jurisdiction of incorporation or formation or (c) change it registered corporate name.

          (d) INSPECTION. Upon reasonable notice, and during reasonable hours, at all times allow the Secured Party or its representatives to visit and inspect the Inventory.

          (e) FILING OF FINANCING STATEMENTS, NOTICES, ETC. The Debtor hereby authorizes the Secured Party to prepare and file such financing statements (including renewal statements) or amendments thereof or supplements thereto or other instruments as the Secured Party may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC or the Uniform Commercial Code or comparable filing laws applicable in any other jurisdiction. The Secured Party shall provide the Debtor with ten (10) days prior written notice of any such filing, and such notice shall include a copy of any such filing. The Debtor shall also execute and deliver to the Secured Party such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents) as the Secured Party may reasonably request and do all such other things as the Secured Party may reasonably deem necessary or appropriate (i) to assure to the Secured Party its security interests hereunder, (ii) to consummate the transactions contemplated hereby and
     (iii) to otherwise protect and assure the Secured Party of its rights and interests hereunder.

     5. EVENTS OF DEFAULT.

     Either of the following events will constitute an Event of Default hereunder: (a) failure of the Debtor to pay when due the purchase price for any of the Inventory when due, in accordance with Section 7 of the Supply Agreement (including any applicable cure period specified in Section 16(b) of the Supply Agreement); or (b) failure by the Debtor to comply with the terms and conditions of this Security Agreement.

     6. REMEDIES.

          (a) GENERAL REMEDIES. Upon the occurrence of an Event of Default and during the continuation thereof, the Secured Party shall have, in addition to the rights and remedies provided herein, in the Supply Agreement, or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the UCC), the rights and remedies of a secured party under the Uniform Commercial Code or other law of the jurisdiction where the rights and remedies are asserted, and further, the Secured Party may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Inventory may be located and, without resistance or interference by the Debtor, take possession of the Inventory, (ii) dispose of any Inventory on any such premises, (iii) require the Debtor to assemble and make available to the Secured Party at the expense of the Debtor any Inventory at any place and time designated by the Secured Party which is reasonably convenient to both parties, (iv) remove any Inventory from any such premises for the purpose of effecting the sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which Debtor hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Inventory held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Secured Party deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Neither the Secured Party's compliance with any applicable state or federal law in the conduct of such sale, nor its disclaimer of any warranties relating to the Inventory, shall be considered to adversely affect the commercial reasonableness of such sale. In addition to all other sums due the Secured Party with respect to the Secured Obligations, the Debtor shall pay the Secured Party all reasonable costs and expenses incurred by the Secured Party, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Inventory, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Secured Party or the Debtor concerning any matter arising out of or connected with this Security Agreement, any Inventory or the Secured Obligations, including, without limitation, any of the foregoing arising in or under or related to a case under the Bankruptcy Code, unless such costs and expenses are incurred by Secured Party in an action between Debtor and Secured Party, and Debtor is the substantially prevailing party in such action. To the extent the rights of notice cannot be legally waived hereunder, the Debtor agrees that any requirement of reasonable notice shall be met if such notice is sent to the Debtor in accordance with the notice provisions of Section 10 hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice. The Secured Party shall not be obligated to make any sale or other disposition of the Inventory regardless of notice having been given. To the extent permitted by applicable law, the Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, the Debtor hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Secured Party may postpone or cause the postponement of the sale of all or any portion of the Inventory by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which such sale was postponed, or the Secured Party may further postpone such sale by announcement made at such time and place.

          (b) ACCESS. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Secured Party shall have the right to enter and remain upon the various premises of the Debtor without cost or charge to the Secured Party, and use the same, together with materials, supplies, books and records of the Debtor, for the purpose of collecting and liquidating the Inventory, or for preparing for sale and conducting the sale of the Inventory, whether by foreclosure, auction or otherwise. In addition, the Secured Party may remove Inventory, or any part thereof, from such premises and/or any records with respect thereto in order to effectively collect or liquidate such Inventory.

          (c) NONEXCLUSIVE NATURE OF REMEDIES. Failure by the Secured Party to exercise any right, remedy or option under this Security Agreement, the Supply Agreement, or as provided by law, or any delay by the Secured Party in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated therein, which in the case of the Secured Party shall only be granted as provided herein. To the extent permitted by law, neither the Secured Party, nor any party acting as attorney for the Secured Party, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Secured Party under this Security Agreement shall be cumulative and not exclusive of any other right or remedy which the Secured Party may have.

          (d) RETENTION OF COLLATERAL. The Secured Party may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of the applicable law of the relevant jurisdiction, accept or retain the Inventory in satisfaction of the Secured Obligations. Unless and until the Secured Party shall have provided such notices, however, the Secured Party shall not be deemed to have retained any Inventory in satisfaction of any Secured Obligations for any reason.

          (e) DEFICIENCY. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Secured Party is legally entitled, the Debtor shall be jointly and severally liable for the deficiency, together with interest thereon at the rate provided in the Supply Agreement, together with reasonable attorneys' fees and other costs with respect to collecting such deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Debtor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     7. RIGHTS OF THE SECURED PARTY.

          (a) ASSIGNMENT BY THE SECURED PARTY. The Secured Party may from time to time, assign the Secured Obligations or any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Secured Party under this Security Agreement in relation thereto.

          (b) THE SECURED PARTY'S DUTY OF CARE. Other than the exercise of reasonable care to ensure the safe custody of the Inventory while being held by the Secured Party hereunder, the Secured Party shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Debtor shall be responsible for preservation of all rights in the Inventory, and the Secured Party shall be relieved of all responsibility for the Inventory upon surrendering it or tendering the surrender of it to the Debtor. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Inventory in its possession if the Inventory is accorded treatment substantially equal to that which the Secured Party accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Secured Party shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Inventory.

     In the event of a public or private sale of Inventory pursuant to Section 6 hereof, the Secured Party shall have no obligation to clean-up, repair or otherwise prepare the Inventory for sale.

     8. AMENDMENTS; WAIVERS; MODIFICATIONS. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except in writing.

     9. SUCCESSORS IN INTEREST. This Security Agreement shall create a continuing security interest in the Inventory and shall be binding upon the Debtor, its successors and permitted assigns and shall inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party and its successors and assigns; provided, HOWEVER, that the Debtor may not assign its rights or delegate its duties hereunder without the prior written consent of Secured Party. To the fullest extent permitted by law, the Debtor hereby releases the Secured Party, and its successors and assigns, from any liability for any act or omission relating to this Security Agreement, except for any liability arising from the gross negligence or willful misconduct of the Secured Party, or its officers, employees or agents.

     10. NOTICES. Any notice required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and/or delivered (i) when personally delivered, (ii) the second day following the day on which the same has been delivered prepaid to a national (only in the case of notices within the continental United States) or an international courier service, (iii) when transmitted via telecopy (or other facsimile device) to the number set out below and an appropriate answerback has been received by the sending party, (iv) when transmitted via e-mail, or (v) three (3) days after the deposit in the United States mails, registered or certified, return receipt requested and postage prepaid, in each case addressed to the party to whom such notice is to be given at the following address(es), or at the most recent address(es) specified by written notice given to the other party in the same manner provided in this section; PROVIDED, HOWEVER, that notice of an address change shall not be effective until actually received:

               SECURED PARTY:        Coats American, Inc.
                                     Two LakePointe Place
                                     4135 South Stream Blvd.
                                     Charlotte, NC  28217
                                     Attention: Donna Armstrong
                                     Fax:  (704) 329-5970
                                     E-mail:  donna.armstrong@coats.com
               with a copy to:

                                     HILOS TIMON S.A. DE C.V.
                                     Calz. Mexico Xochimilco 4985
                                     Colonia Arenal Tepepan
                                     Delegacion Tlalpan
                                     14610 Mexico D.F.
                                     Attention: David Williamson

                                     Fax:  (011) 52 5447 0748
                                     E-mail:  david.williamson@coats.com

                                     and:

                                     Moore & Van Allen, PLLC
                                     100 North Tryon Street, Suite 4700
                                     Charlotte, NC  28202-4003
                                     Attention:  A. Mark Adcock
                                     Fax:  (704) 331-1159
                                     E-mail:  markadcock@mvalaw.com

               DEBTOR:               TAG-IT PACIFIC, INC.
                                     21900 Burbank Blvd.
                                     Woodland Hills, California 91367
                                     Attn: Ronda Sallmen and Colin Dyne
                                     Fax: (818) 444-4106
                                     E-mail: rsallmen@tagitpacific.com

               with a copy to:       Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                     2029 Century Park East, 26th Floor
                                     Los Angeles, California 90067
                                     Attn: Murray Markiles
                                     Fax: (310) 728-2233
                                     E-mail:  mmarkiles@akingump.com

     Due to the uncertainties of clear transmission, notice shall not be deemed effective if sent only by telecopier unless a clear text is actually received, but as a courtesy, a party may send a copy of any notice by telecopier at the same time as notice is sent by formal means.

     11. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

     12. HEADINGS. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

     13. GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.


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


     14. SEVERABILITY. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     15. ENTIRETY. This Security Agreement and the Supply Agreement represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, relating to the transactions contemplated herein and therein.

     16. SURVIVAL. All representations and warranties of the Debtor hereunder shall survive the execution and delivery of this Security Agreement.

     17. OTHER SECURITY. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Inventory (including, without limitation, real property and securities owned by the Debtor), or by a guarantee, endorsement or property of any other person, then the Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Secured Party has the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Secured Party shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Secured Party's rights or the Secured Obligations under this Security Agreement.

     18. JOINT AND SEVERAL OBLIGATIONS OF DEBTOR.

          (a) Each of Pacific and Mexico is accepting joint and several liability hereunder.

          (b) Each of Pacific and Mexico jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with respect to the payment and performance of all of the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of Pacific and Mexico without preferences or distinction among them.

     19. FURTHER ACTIONS. The Debtor agrees to, and to cause its Subsidiaries to, execute and deliver such further documents, and to take such further actions, as the Secured Party may reasonably request from time to time with respect to the Secured Obligations or obligations with respect to inventory purchased from the Secured Party or its affiliates by Subsidiaries of Debtor, including without limitation the execution of security agreements with respect to other jurisdictions, and documents to be filed in the public records of other jurisdictions, or with respect to any Subsidiaries of Debtor that may hereafter purchase inventory from the Secured Party or its affiliates. As used herein, "Subsidiaries" shall include any entity with respect to which Pacific or Mexico directly or indirectly (i) owns an equity interest of ten percent (10%) or more, or (ii) has a right to profits of such entity in the amount of ten percent (10%) or more.


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


     Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

DEBTOR:                              TAG-IT PACIFIC, INC.
                                     a Delaware corporation


                                     By:  /S/ COLIN DYNE
                                        -------------------------------------
                                     Printed Name:   COLIN DYNE
                                                  ---------------------------
                                     Title:   CEO
                                           ----------------------------------


                                     TAG-IT DE MEXICO, S.A. DE C.V.


                                     By:  /S/ COLIN DYNE
                                        -------------------------------------
                                     Printed Name:  COLIN DYNE
                                                  ---------------------------
                                     Title:  CEO
                                           ----------------------------------

     Accepted and agreed to as of the date first above written.

                                      COATS AMERICAN, INC.


                                      By:  /S/ DONNA ARMSTRONG
                                         --------------------------------------
                                      Printed Name:  DONNA ARMSTRONG
                                                   ----------------------------
                                      Title:  V.P. FINANCE
                                            -----------------------------------


                                      HILOS TIMON S.A. DE C.V.


                                      By:  /S/ DAVID J. WILLIAMSON
                                         --------------------------------------
                                      Printed Name:  DAVID J. WILLIAMSON
                                                   ----------------------------
                                      Title:   FINANCE DIRECTOR
                                            -----------------------------------

                                   SCHEDULE 3

A.   MERGERS, CONSOLIDATIONS, CHANGE IN STRUCTURE OR USE OF TRADENAMES

     Debtor uses the following trade names:

               Tag-It
               Pacific Trim
               Managed Trim Solution


B.   LOCATION(S) OF INVENTORY

     Tijuana Mexico:

               Fray Francisco Eusebio Kino #17004
               Fracc. Garita de Otay
               Tijuana Mexico B.C. C.P.  22509

     Tlaxcala:

               Lote 1 ABC s/n San Diego Xocoyucan
               Ixtacuixtla, Tlaxcala C.P.  90700

     Torreon:

               Calzado Agro Industria #383
               Plaza Jumbo, Parque Industrial Oriente
               27278 Torreon, Coahuila, Mexico


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